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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                      ------------------------------------



Date of report (Date of earliest event reported):   January 10, 2001
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                              CARDIAC SCIENCE, INC.
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)



       Delaware                         0-19567                33-045681
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(State or Other Jurisdiction     (Commission File No.)      (IRS Employer
      of Incorporation)                                     Identification No.)

  16931 Millikan Avenue, Irvine, CA                             92606
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code: (949) 587-0357
                                                   ----------------



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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  Other Events.

                  On January 10, 2001, Cardiac Science, Inc. issued a press release in Sweden and a press release in the United States regarding its tender offer to acquire all of the outstanding shares of Artema Medical AB of Stockholm, Sweden. A copy of the press releases are attached as Exhibits 7.1 and 7.2.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         Exhibits:

         7.1.     United States Press Release
         7.2.     Swedish Press Release



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                                   SIGNATURES:

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CARDIAC SCIENCE, INC.



                                              By: /s/ Brett Scott
                                                  -----------------------------
                                                     Brett Scott
                                                     Chief Financial Officer

Date:    January 11, 2001








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                                  EXHIBIT INDEX

         Exhibit
         Number                  Description
         ------                  -----------

         7.1                     United States Press Release
         7.2                     Swedish Press Release